UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2005

EARL SCHEIB, INC.
(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200 Sherman Oaks, California		91403
(Address of principal executive offices)		(Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management.

Item 5.02 Appointment of Principal Officer.

On March 16, 2005, the Board of Directors appointed John K. Minnihan as the Registrant’s Chief Financial Officer (principal financial officer), replacing Charles E. Barrantes, who resigned as the Registrant’s Vice President and Chief Financial Officer as of March 18, 2005.   The appointment is effective on March 18, 2005.  Mr. Minnihan, 68, served as Vice President-Finance of the Registrant since April 1996, and prior to that and for more than 10 years, Mr. Minnihan served as the Registrant’s Chief Financial Officer.  Mr. Minnihan will continue to serve the Registrant in an “at-will” capacity and be paid a salary of $155,000 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARL SCHEIB, INC. (Registrant)
Date: March 16, 2005	By:	/s/ Christian K. Bement
	Name:	Christian K. Bement
	Title:	President and Chief Executive Officer